                              DIMON INCORPORATED

                         NOTICE OF GUARANTEED DELIVERY
                   (Not to be used for Signature Guarantee)

          As set forth in the Prospectus dated _____ __, 2001 (the "Prospectus") in the section entitled "The Exchange Offer -- Procedures for Tendering Old Notes" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 9 5/8% Senior Notes due 2011 of DIMON Incorporated (the "Old Notes") are not immediately available or time will not permit such holder's Old Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on _______ __, 2001.

                               To SunTrust Bank
                            (the "Exchange Agent")

          By Registered or Certified Mail:      By Overnight Mail or Hand:
                SunTrust Bank                          SunTrust Bank
           Corporate Trust Department            Corporate Trust Department
              10th Floor, HDQ 5310                  10th Floor, HDQ 5310
               919 E. Main Street                    919 E. Main Street
            Richmond, Virginia  23219            Richmond, Virginia  23219
             Attention:  Jim McManus              Attention:  Jim McManus

                          By Facsimile Transmission:
                                 SunTrust Bank
                                (804) 782-7855
                           Confirm:  (804) 782-5726
                            Attention:  Jim McManus

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
                                VALID DELIVERY.

          This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to DIMON Incorporated the principal amount of the Old Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                           Aggregate Principal         Principal Amount
                           Amount Represented    Tendered (must be in integral
        Certificate Nos.    by Certificate(s)        multiples of $1,000)
        ----------------    -----------------        --------------------

        ________________    _________________        ____________________
        ________________    _________________        ____________________
        ________________    _________________        ____________________
        ________________    _________________        ____________________


     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

________________________________________________________________________________

  The Book-Entry Transfer Facility Account Number (if the Old Notes will be tendered by book-entry transfer)
  _________________________________________________________________________

  _________________________________________________________________________
  Sign Here

  _________________________________________________________________________
  Account Number

  _________________________________________________________________________
  Principal Amount Tendered
  (must be in integral multiples of $1,000)

  _________________________________________________________________________
  Number and Street or P.O. Box

  _________________________________________________________________________
  City, State, Zip Code

  _________________________________________________________________________
  Signature(s)

  Dated: _____________________, 2001
________________________________________________________________________________

________________________________________________________________________________


                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes") and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.


   ____________________________         ______________________________________
          Name of Firm                           Authorized Signature

   ____________________________         ______________________________________
             Address                                     Title

   ____________________________         Name  ________________________________
             Zip Code                              Please Type or Print

   ____________________________         Name  ________________________________
      Area Code and Tel. No.
                                        Dated ___________________________, 2001

   NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM. CERTIFICATES REPRESENTING OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

________________________________________________________________________________